UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2015
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Audit/Finance Committee of the Board of Directors (the Board) and the management of Itron, Inc. (Itron or the Company) conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s year ending December 31, 2016. On September 10, 2015, the Board approved the appointment of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The appointment is subject to completion by Deloitte of its customary client acceptance procedures.

Additionally on September 10, 2015, the Board approved the dismissal of Ernst & Young LLP (EY) as independent registered public accounting firm of the Company effective following the issuance by EY of its reports on the Company’s consolidated financial statements for the year ending December 31, 2015 and the effectiveness of internal control over financial reporting of the Company as of December 31, 2015, both reports to be included in Itron’s Annual Report on Form 10-K for the year ending December 31, 2015.

The reports of EY on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through September 11, 2015, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to such matter in its report.

The Company has requested EY to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 11, 2015, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2014 and 2013 and during the interim period through September 11, 2015, neither the Company nor anyone on its behalf has consulted with Deloitte (1) on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Itron’s financial statements, and neither a written report nor oral advice was provided to Itron that Deloitte concluded was an important factor considered by Itron in reaching a decision as to the accounting, auditing, or financial reporting issue, (2) on any matter that would have been the subject of a disagreement, as defined by Item 304(a)(1)(iv) of Regulation S-K or (3) on any matter that would have been a reportable event, as defined by Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated September 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ W. MARK SCHMITZ
Dated: September 11, 2015		W. Mark Schmitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated September 11, 2015.